UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

May 5, 2017             (May 4, 2017)

______________________________________

Date of report     (Date of earliest event reported)

Hexcel Corporation

___________________________________________

(Exact Name of Registrant as Specified in Charter)

Delaware                            1-8472          94-1109521

____________________________________________________________________

(State of Incorporation)         (Commission File No.)     (IRS Employer Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, Connecticut 06901-3238

______________________________________________________

(Address of Principal Executive Offices and Zip Code)

(203) 969-0666

__________________________________________________

(Registrant's telephone number, including area code)

N/A

___________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 5—Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The Company’s annual meeting of stockholders was held on May 4, 2017.

(b)	(i) The stockholders elected all of the Company’s nominees for director as follows:

Name of Director	Shares For	Shares Against	Broker Non-Votes

Nick S. Stanage	73,849,971	3,206,703	8,168,786
Joel S. Beckman	74,288,323	2,766,793	8,168,786
Lynn Brubaker	74,390,949	2,666,781	8,168,786
Jeffrey C. Campbell	74,459,041	2,596,132	8,168,786
Cynthia M. Egnotovich	76,051,109	1,006,487	8,168,786
W. Kim Foster	75,683,934	1,371,491	8,168,786
Thomas A. Gendron	75,998,245	1,056,808	8,168,786
Jeffrey A. Graves	68,493,280	8,561,682	8,168,786
Guy C. Hachey	76,033,017	1,021,934	8,168,786
David L. Pugh	75,683,183	1,372,113	8,168,786

(ii)   The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as follows:

For	Against	Abstain	Broker Non-Votes
70,098,384	6,648,360	328,783	8,168,786

(iii)  The stockholders expressed their preference for holding an annual advisory vote on executive compensation as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
71,607,432	181,931	5,041,365	244,799	8,168,786

(iv)  The stockholders ratified the appointment of Ernst & Young LLP as Hexcel’s independent registered public accounting firm for 2017 as follows:

For	Against	Abstain
84,557,506	490,343	196,914

(c) In light of the voting results with respect to the frequency of stockholder votes on executive compensation, the Company’s Board of Directors has decided that the Company will hold an annual advisory vote on the compensation of named executive officers until the next required vote on the frequency of stockholder votes on the compensation of executives. The Company is required to hold votes on frequency every six years.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION

May 5, 2017

/s/ Gail E. Lehman

Gail E. Lehman

Senior Vice President, General Counsel & Secretary

3